Deferred revenue	12 Months Ended
Dec. 31, 2021
Disclosure Of Deferred Revenue [Abstract]
Deferred revenue
27	Deferred revenue

	As at December 31,
	2020	2021
	RMB’million	RMB’million
Non-current	78	86
Current	1,608	1,834

	1,686	1,920

Deferred revenue mainly represents contract liabilities in relation to the service fees prepaid by customers for time-based virtual gifts, membership subscriptions, content sublicensing and digital music albums or single songs, for which the related services had not been rendered as at December 31, 2020 and 2021.
Revenue recognized for the years ended December 31, 2019, 2020 and 2021 related to carried-forward contract liabilities amounted to RMB1,431 million, RMB1,694 million and RMB1,608 million, respectively.
The transaction price allocated to the performance obligations that are unsatisfied, or partially unsatisfied, has not been disclosed, as substantially all of the Group’s contracts have a duration of one year or less.